SHARE CAPITAL	12 Months Ended
Dec. 31, 2020
Share Capital, Reserves And Other Equity Interest [Abstract]
SHARE CAPITAL
20. SHARE CAPITAL

	Number of Common Shares	Share Capital
Balance at December 31, 2018	108,819,009	908,035
Issued on exercise of DSUs	437,772	2,054
Issued on exercise of stock options	128,282	116
Balance at December 31, 2019	109,385,063	910,205
Issued on exercise of DSUs	135,557	176
Issued on exercise of stock options	1,711,680	7,376
Issued on settlement of PRSUs, net of tax	81,295	256
Balance at December 31, 2020	111,313,595	918,013
On October 28, 2020, the Company entered into a $50 million “at the market” sales agreement. The use of proceeds from the “at the market” sales agreement is for discretionary growth capital at Wassa, exploration, general corporate purposes and working capital. As at February 24, 2021, no shares of common stock had been sold under the "at the market" sales agreement.